Summary English Translation

Equity Transfer Agreement
Of
Jilin Province Yongxin Chain Drugstore Ltd.

Party A: Changchun Yongxin Dirui Medical Co., Ltd.
Party B: LIU, Yongkui

Party A hereby agrees to transfer the part of its equity interests of RMB 625,000 among total equity interests of RMB 2,500,000 (100%) held by Party A to Party B.

Hereby agreed.

Signed by both parties:

LIU Yongkui (signed)

Changchun Yongxin Dirui Medical Co., Ltd. (Seal)

Jilin Province Yongxin Chain Drugstore Ltd. (Seal)
Date: May 17, 2010

吉林省永新大药房连锁有限公司
股份转让协议

甲　方：长春永新迪瑞药业有限公司

乙　方：刘永奎

甲方同意将所持　有的吉林省永新大药房连锁有限公司的股份 250 万元，占公司注册资本 100 %的股份，部分转让给乙方 62.5 万元。

特此决议。

双方签字：

刘永奎

长春永新迪瑞药业有限公司

2201031713767

吉林省永新大药房连锁有限公司

2201031720220

吉林省永新大药房连锁有限公司

二〇一〇年五月十七日